-------------------------
                                                              OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:     3235-0060
                                                       Expires: January 31, 2008
                                                       Estimated average burden
                                                       hours per response   38.0
                                                       -------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 2, 2006
                                                          ----------------

                         ARDENT ACQUISITION CORPORATION
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      000-51115                 1635240
--------------------------------- ---------------------- -----------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)




     1415 Kellum Place, Suite 205, Garden City, New York            11530
------------------------------------------------------------- ------------------
           (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (516) 739-1017
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 8.01.    OTHER EVENTS

     On November 2, 2006 Ardent Acquisition Corporation ("Company") entered into a Warrant Clarification Agreement to clarify the terms of the Warrant Agreement, dated as of February 24, 2005 (the "Warrant Agreement") by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent. The Warrant Clarification Agreement clarified, consistent with the terms of the Warrant Agreement and the disclosure contained in the Company's Prospectus, dated February 24, 2005, that if the Company is unable to deliver securities pursuant to the exercise of a warrant because a registration statement under the Securities Act of 1933, as amended, with respect to the common stock is not effective, then in no event would the Company be obligated to pay cash or other consideration to the holders of warrants or otherwise "net-cash settle" any warrant.

     On November 2, 2006, the Company entered into a similar clarification agreement with the holders of the Unit Purchase Options issued in connection with the Company's initial public offering.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits:



            Exhibit 4.1 Warrant Clarification Agreement, dated November 2, 2006, between the Company and Continental Stock Transfer & Trust Company.

            Exhibit 4.2 Amendment to Unit Purchase Options, dated November 2, 2006, between the Company and the holders of Unit Purchase Options.



================================================================================




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: November 2, 2006                        ARDENT ACQUISITION CORPORATION




                                         By:   /s/ Barry J. Gordon
                                               ---------------------------------
                                               Name: Barry J. Gordon
                                               Title: Chief Executive Officer




================================================================================